                                                                   EXHIBIT 10.28

                                 AMENDMENT TO
                         MANAGEMENT SERVICES AGREEMENT

     This Amendment to the Management Services Agreement (the "Amendment"), effective as of July 17, 1998, is by and between Integrated Orthopaedics, Inc., a Texas corporation ("IOI"), IOI Management Services of Connecticut, Inc., a Delaware corporation ("Manager"), Merritt Orthopaedic Associates, P.C., a Connecticut professional corporation ("Existing Practice"), and Patrick J. Carolan, M.D. and Mark E. Wilchinsky, M.D. ("Shareholders').

                                R E C I T A L S
                                ---------------

     A. Effective September 22, 1997, Existing Practice and Shareholders entered into a Management Services Agreement with IOI and Manager.

     B. On January 1, 1999, Gerard Girasole, M.D., will become a shareholder of Existing Practice.

     C. Accordingly, the parties hereto now desire to amend certain terms and provisions of the Management Services Agreement.

     NOW THEREFORE in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Effective January 1, 1999, the definition of "Shareholder" shall be amended in Section 9.8. of the Management Services Agreement only, to specifically include Gerard Girasole, M.D.

          2. Gerard Girasole shall neither have nor incur any liability to IOI or the Manager under the Management Services Agreement prior to January 1, 1999 with respect to any representations made therein or to any events occurring relative thereto on or before such date.

          3. Section 11.2 of the Management Services Agreement shall be amended to insert a new Section 11.2-2 as follows, and to renumber the subsequent existing subsections accordingly:

          11.2-2 RETENTION OF DR. GIRASOLE. The parties recognize Manager would not have agreed to the amendment of this Agreement to address Gerard Girasole, M.D. ("Girasole") becoming a shareholder in Existing Practice effective January 1, 1999 but for Existing Practice's and Girasole's agreement to comply with all of the terms and conditions relative to such occurrence, including but not limited to maintaining the employment agreement as set forth in Exhibit 11.2-2. Accordingly, Existing Practice's failure to make Girasole a shareholder effective January 1, 1999 or to otherwise comply with the terms of such employment agreement or the resolutions
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          of Existing Practice adopted on July 17, 1998, also as set forth in
          Exhibit 11.2-2, shall constitute a breach of a material obligation of Existing Practice under this Agreement.

          4. The introductory clause of Section 13.4 of the Management Services Agreement prior to subsections (a), (b) and (c) shall be amended as follows:

               To further assure the enhanced value to Existing Practice that is intended to be afforded by the services provided by Manager under this Agreement, Manager agrees to pay Existing Practice an initial amount of Two Hundred Fifty Thousand Dollars ($250,000) on July 17, 1998. Thereafter, Manager also agrees to pay an amount equal to:
          _____________.

     EFFECT. This Amendment shall be effective only for the specific purposes set forth herein, and, except as modified by this Amendment, the terms, covenants, and provisions of the Management Services Agreement are hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF the parties have executed this Agreement effective as of the date first written above.

                              INTEGRATED ORTHOPAEDICS, INC.,
                              a Texas corporation


                              By: /s/Ronald E. Pierce
                                  ----------------------------------
                              Name: Ronald E. Pierce
                                    --------------------------------
                              Title: President & CEO
                                     -------------------------------

                              IOI MANAGEMENT SERVICES OF
                              CONNECTICUT, INC.
                              a Delaware corporation


                              By: /s/Ronald E. Pierce
                                  ----------------------------------
                              Name: Ronald E. Pierce
                                    --------------------------------
                              Title: President & CEO
                                     -------------------------------

                              MERRITT ORTHOPAEDIC ASSOCIATES,
                              a Connecticut professional corporation


                              By: /s/Patrick J. Carolan
                                  ----------------------------------
                              Name: Patrick J. Carolan, M.D.
                                  ----------------------------------
                              Title: President
                                  ----------------------------------

                              /s/ Patrick J. Carolan, M.D.
                              --------------------------------------
                              PATRICK J. CAROLAN, M.D.


                              /s/ Mark E. Wilchinsky, M.D.
                              --------------------------------------
                              MARK E. WILCHINSKY, M.D.

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